UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013 (November 5, 2013)

ENDO HEALTH SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15989	13-4022871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Atwater Drive, Malvern, Pennsylvania	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 216-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On November 5, 2013, Endo Health Solutions Inc., a Delaware corporation (“Endo”), issued an earnings release announcing its financial results for the three and nine months ended September 30, 2013. A copy of the earnings release is furnished as Exhibit 99.1.

This earnings release includes financial measures that are not in conformity with accounting principles generally accepted in the United States. We refer to these as non-GAAP financial measures. Specifically, the release refers to statements of operations amounts, including adjusted diluted earnings per share, adjusted gross margin, adjusted operating expenses and adjusted effective tax rate.

We define adjusted diluted earnings per share (“EPS”) as diluted earnings per share, adjusted for certain upfront and milestone payments to partners; acquisition-related and integration items, net; cost reduction and integration-related initiatives; asset impairment charges; amortization of intangible assets related to marketed products and customer relationships; inventory step-up recorded as part of our acquisitions; non-cash interest expense; litigation-related and other contingent matters; certain other items that the we believe do not reflect our core operating performance; the cash tax savings resulting from our recent acquisitions; and the tax effect of the pre-tax adjustments above at applicable tax rates.

We define adjusted gross margin as total revenues, less cost of revenues, adjusted for amortization of intangible assets related to marketed products; certain upfront and milestone payments to partners; cost reduction and integration-related initiatives; inventory step-up recorded as part of our acquisitions; and certain other items that we believe do not reflect our core operating performance.

We define adjusted operating expense as operating expenses, adjusted for amortization of intangible assets related to marketed products and customer relationships; certain upfront and milestone payments to partners; acquisition-related and integration items, net; cost reduction and integration-related initiatives; asset impairment charges; inventory step-up recorded as part of our acquisitions; litigation-related and other contingent matters; and certain other items that we believe do not reflect our core operating performance.

We define adjusted effective tax rate as the effective tax rate, adjusted for certain upfront and milestone payments to partners; acquisition-related and integration items, net; cost reduction and integration-related initiatives; asset impairment charges; amortization of intangible assets related to marketed products and customer relationships; inventory step-up recorded as part of our acquisitions; non-cash interest expense; litigation-related and other contingent matters; certain other items that the we believe do not reflect our core operating performance; the cash tax savings resulting from our recent acquisitions; and the tax effect of the pre-tax adjustments above at applicable tax rates.

These non-GAAP financial measures in the earnings release and in the investor presentation described Item 7.01 of this Form 8-K, are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. We refer to these non-GAAP financial measures in making operating decisions because we believe they provide meaningful supplemental information regarding our operational performance. For instance, we believe that these measures facilitate internal comparisons to our historical operating results and comparisons to competitors’ results. We believe these measures are useful to investors in allowing for greater transparency related to supplemental information used in our financial and operational decision-making. In addition, we have historically reported similar financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time. Further, we believe that these measures may be useful to investors as we are aware that certain of our significant stockholders utilize these measures to evaluate our financial performance. Finally, adjusted diluted earnings per share is used by the Compensation Committee of our Board of Directors in assessing the performance and compensation of substantially all of our employees, including executive officers.

Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this earnings announcement to their most directly comparable GAAP financial measures as provided with the financial statements included in this earnings release. Investors are also encouraged to review the reconciliation of the non-GAAP financial measures in the appendix to the investor presentation described in Item 7.01 of this Form 8-K.

However, with the exception of projected adjusted diluted earnings per share, we have not provided a quantitative reconciliation of projected non-GAAP measures including adjusted gross margin, adjusted operating expenses and adjusted effective tax rate. Not all of the information necessary for quantitative reconciliation is available to us at this time without unreasonable efforts. This is due primarily to variability and difficulty in making accurate detailed forecasts and projections. Accordingly, we do not believe that reconciling information for such projected figures would be meaningful.

The information in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed incorporated by reference in any filing or report with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing or report.

Item 7.01	Regulation FD Disclosure.

In connection with the Transactions (as defined in Item 8.01 of this Form 8-K), on November 5, 2013, Endo issued a press release announcing that Endo and Paladin Labs Inc., a corporation organized under the laws of Canada (“Paladin Labs”), have reached agreement on the terms of an acquisition of Paladin Labs, as described below in Item 8.01 of this Form 8-K (the “Press Release”). The full text of the Press Release is attached hereto as Exhibit 99.2 and incorporated by reference herein. In addition, Endo has prepared an investor presentation relating to the Transactions which was made available beginning on November 5, 2013. A copy of such presentation is attached hereto as Exhibit 99.3 and is incorporated herein by reference. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 in this Form 8-K, including Exhibit 99.2 and Exhibit 99.3, is to be considered “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section

18 of the Securities Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), nor shall it be deemed incorporated by reference in any filing or report with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or report.

Item 8.01	Other Events.

On November 5, 2013, Endo and Paladin Labs and certain other parties entered into an Arrangement Agreement pursuant to which and subject to the terms and conditions thereof, among other things, Sportwell Limited, a company organized under the laws of Ireland (“IrishCo”), will acquire (a) all of the outstanding common shares of Paladin Labs from Paladin Labs shareholders for cash, newly issued ordinary shares of IrishCo and shares of Knight Therapeutics, a subsidiary to be formed by Paladin Labs, pursuant to a plan of arrangement under Canadian law (the “Arrangement”) and (b) Endo, pursuant to a merger of RDS Merger Sub, LLC, a limited liability company organized in Delaware and a wholly owned subsidiary of IrishCo, with and into Endo (the “Merger” and, together with the Arrangement, the “Transactions”), with Endo surviving the Merger. As a result of the Transactions, both Endo and Paladin Labs will become wholly owned subsidiaries of IrishCo. Prior to the closing of the Transactions, IrishCo will re-register as a public limited company, the ordinary shares of which are expected to be listed on NASDAQ.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information

IrishCo will file with the SEC a registration statement on Form S-4 that will include the Joint Proxy Statement/Circular of Endo and Paladin Labs. Endo and Paladin Labs plan to mail their respective shareholders the Joint Proxy Statement/Circular in connection with the transactions. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/CIRCULAR AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDO, PALADIN LABS, THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed with the SEC by Endo through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Paladin Labs on the System for Electronic Document Analysis Retrieval (“SEDAR”) website maintained by the Canadian Securities Administrators at http://www.sedar.com. In addition, investors and shareholders will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Endo with the SEC by contacting Endo’s Corporate Secretary at 484-216-0000, and will be able to obtain free copies of the Joint Proxy Statement/Circular and other documents filed by Paladin Labs on the SEDAR website by contacting Samira Sakhia at 514-669-5367.

Participants in the Solicitation

Paladin Labs and Endo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Paladin Labs and Endo in respect of the transactions contemplated by the Joint Proxy Statement/Circular. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Paladin Labs and Endo in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Joint Proxy Statement/Circular when it is filed with the SEC. Information regarding Paladin Labs’ directors and executive officers is contained in Paladin Labs’ Annual Report for the year ended December 31, 2012, filed on the SEDAR website. Information regarding Endo’s directors and executive officers is contained in Endo’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. These forward-looking statements may include, without limitation, statements regarding the completion of the proposed transaction and other statements that are not historical facts. Although Endo and Paladin Labs each believe its forward-looking statements are reasonable, they are subject to important risks and uncertainties. Those include, without limitation, the failure to receive, on a timely basis or otherwise, the required approvals by Endo and Paladin Labs shareholders, the Superior Court of Québec and applicable government and regulatory authorities, the terms of those approvals, the risk that a condition to closing contemplated by the arrangement agreement may not be satisfied or waived, the inability to realize expected synergies or cost savings or difficulties related to the integration of Endo and Paladin Labs operations, the ability of the combined company to retain and hired key personnel and maintain relationships with customers, suppliers or other business partners, or other adverse events, changes in applicable laws or regulations, competition from other pharmaceutical companies, and other risks disclosed in Endo and Paladin Labs’ public filings, any or all of which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. As a result of these risks and uncertainties, the proposed transaction could be modified, restructured or not be completed, and actual results and events may differ materially from the results and events contemplated in these forward-looking statements and from historical results. Neither Endo nor Paladin Labs assumes any obligation to publicly update any forward-looking statements, except as may be required under applicable securities laws, or to comment on expectations of, or statements made by the other party or third parties in respect of the proposed transaction. These forward-looking statements are not guarantees of future performance, given that they involve risks and uncertainties. Investors should not assume that any lack of update to previously issued forward-looking statement constitutes a reaffirmation of that statement. Continued reliance on forward-looking statements is at investors’ own risk.

For more information regarding these and other risks and uncertainties that Endo may face, see the section entitled “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings with the SEC and as otherwise enumerated herein or therein.

For more information regarding these and other risks and uncertainties that Paladin Labs may face, see the section entitled “Risks Related to Paladin Labs’ Business” in Paladin Labs’ Information Form for the year ended December 31, 2012 and the sections in Paladin Labs’ Management’s Discussion and analysis entitled “Concentration of Credit Risk and Major Customers,” “Liquidity Risk,” “Foreign Exchange Risk,” “Interest Rate Risk,” and “Equity Price Risk” contained in Paladin Labs’ Annual Report for the year ended December 31, 2012 filed on the SEDAR website.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

99.1	Press Release of Endo Health Solutions Inc., dated November 5, 2013, reporting the Registrant’s financial results for the three and nine month periods ended September 30, 2013.

99.2	Press Release issued by Endo Health Solutions Inc. on November 5, 2013.

99.3	Investor Presentation issued by Endo Health Solutions Inc. on November 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2013	ENDO HEALTH SOLUTIONS INC.

	By:	/s/ Caroline B. Manogue

	Name:	Caroline B. Manogue
	Title:	Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Endo Health Solutions Inc., dated November 5, 2013, reporting the Registrant’s financial results for the three and nine month periods ended September 30, 2013.

99.2	Press Release issued by Endo Health Solutions Inc. on November 5, 2013.

99.3	Investor Presentation issued by Endo Health Solutions Inc. on November 5, 2013.